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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTERLEUKIN GENETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY STATEMENT
JUNE 24, 2003

Dear Stockholder,

        We cordially invite you to attend our 2003 annual meeting of stockholders to be held at 10:00 a.m. on Wednesday, July 23, 2003 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

        This year, we have prepared the proxy statement in a format that we hope is easier to understand. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English, and we support this effort. We hope that you like the new format and welcome your comments.

        When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,
/s/ Philip R. Reilly
PHILIP R. REILLY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	July 23, 2003
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, Massachusetts 02111
PURPOSES:
1.
To approve a proposed amendment to our charter to increase from 50,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized for issuance.

2.
To approve a proposed amendment to our charter to increase from 5,000,000 shares to 6,000,000 shares the aggregate number of shares of preferred stock authorized for issuance.

3.
To ratify the appointment of Grant Thornton LLP as the company's independent public accountants for the fiscal year ending December 31, 2003.

4.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

  You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on June 13, 2003. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Philip R. Reilly
PHILIP R. REILLY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

INTERLEUKIN GENETICS, INC.
135 Beaver Street
Waltham, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

        We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2003 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

        On June 24, 2003, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned common stock or Series A Preferred Stock at the close of business on June 13, 2003 are entitled to vote at the annual meeting. On this record date, there were 23,232,191 shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding. We are also sending along with this proxy statement our 2002 annual report to stockholders, which includes our financial statements for the fiscal year ended December 31, 2002.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 23,232,191 shares of common stock outstanding. Each share of Series A Preferred Stock that you own entitles you to approximately 5.63 votes. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,157,683 votes.

How Do I Vote?

        You may vote by attending the meeting or by signing and mailing your proxy card.

How Do I Vote by Proxy?

        Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

        If you properly fill in your proxy card and send it to us in time, your "proxyholder" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxyholder will vote your shares as recommended by the board of directors.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The board of directors recommends that you vote as follows:

  •
  "FOR" the amendment to our charter to increase the number of authorized shares of common stock;

  •
  "FOR" the amendment to our charter to increase the number of authorized shares of preferred stock; and

  •
  "FOR" ratification of the appointment of our independent public accountants for our fiscal year ending December 31, 2003.

        If any other matter is presented, your proxyholder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

        If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

  •
  You may send in another proxy with a later date;

  •
  You may notify our Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  You may vote in person at the annual meeting.

How Do I Vote in Person?

        If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on June 13, 2003, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal 1: Approve Amendment to Our Charter To Increase the Number of Authorized Shares of Common Stock	The affirmative votes of a majority of our outstanding common stock voting as a separate class and a majority of our outstanding common stock and preferred stock voting together on an as-converted basis are required to approve this amendment to our charter.
Proposal 2: Approve Amendment to Our Charter To Increase the Number of Authorized Shares of Prefered Stock	The affirmative votes of a majority of our outstanding preferred stock voting as a separate class and a majority of our outstanding common stock and preferred stock voting together on an as-converted basis are required to approve this amendment to our charter.
Proposal 3: Ratify Appointment of Our Independent Public Accountants	The affirmative vote of a majority of our outstanding common stock and preferred stock present or represented by proxy and entitled to vote at the annual meeting voting together on an as-converted basis is required to ratify the appointment of our independent public accountants.

What is the Effect of Broker Non-Votes and Abstentions?

  •
  Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposal 2 even if it does not receive instructions from you. If your broker cannot vote your shares on a particular matter because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a "broker non-vote." Broker non-votes are not considered to be present and represented and entitled to vote at the meeting as to the proposal relating to the ratification of the appointment of our independent accountants, so they will have no effect on the vote on that proposal. As for the proposals to amend our charter, the affirmative vote of a majority of the outstanding shares of common stock and preferred stock voting together on an as-converted basis is needed to approve each proposal, so broker non-votes will have the same effect as negative votes.

  •
  Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the annual meeting, abstentions will have no effect on the proposal relating to the ratification of the appointment of our independent accountants. As for the proposals to amend our charter, the affirmative vote of a majority of the outstanding shares of common stock and preferred stock voting together on an as-converted basis is needed to approve the proposal, so abstentions will have the same effect as negative votes.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspectors of Election, U.S. Stock Transfer Corporation, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. We plan to retain ADP Investor Communication Services to assist in the solicitation of proxies and in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $8,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 10:00 a.m. on Wednesday, July 23, 2003 at the offices of our legal counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at One Financial Center, Boston, MA 02111. When you arrive at the meeting signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Voting

        To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the annual meeting.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as "householding," however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card. If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 16, 2003 by (i) each of our Directors; (ii) each of our named executive officers (as that term is defined in Item 402(a)(3) of Regulation S-K); (iii) each person who is known to us to be the beneficial owner of more than five percent of our common stock based on a review of filings made with the SEC on or before May 16, 2003; and (iv) our Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 16, 2003 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, to our knowledge, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(2)		PERCENT(3)
Pyxis Innovations Inc. 7575 Fulton Street East Ada, MI 49355	32,241,539	(4)	62.84%
Valor Capital Management, L.P. 137 Rowayton Ave. Rowayton, CT 06853	1,907,584	(5)	8.24%
Stephen Garofalo 6 Teal Court New City, NY 10956	2,427,467	(6)	10.49%
Cathy Fine 131 Talmadge Hill Road New Canaan, CT 06840	1,553,000	(7)	6.71%
Gary L. Crocker c/o ARUP Laboratories 500 Chipeta Way Salt Lake City, UT 84108	1,475,000	(8)	6.37%
Kenneth S. Kornman	1,210,704	(9)	5.18%
Philip R. Reilly.	1,027,500	(10)	4.27%
Fenel M. Eloi	314,168	(11)	1.34%
Paul (Kip) Martha	239,168	(12)	1.02%
Bert Crandell	0	(13)	*
George D. Calvert	0	(14)	*
Beto Guajardo	0	(15)	*
Thomas R. Curran, Jr.	0	(16)	*
All executive officers and directors as a group (8 persons).	2,791,540	(17)	11.28%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)
Beneficial ownership of our common stock is determined in accordance with the rules of the SEC and includes shares for which the stockholder has sole or shared voting or dispositive power.

  Shares of our common stock subject to options, warrants or other convertible securities currently exercisable or convertible, or which become exercisable or convertible within 60 days after May 16, 2003, are deemed to be beneficially owned and outstanding by the person holding the options, warrants or other convertible securities and are included for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Percentage ownership is based on a total of 23,147,191 shares of common stock issued and outstanding on May 16, 2003.

(4)
Consists of 5,000,000 shares of Series A Preferred Stock presently convertible into 28,157,683 shares of common stock and convertible notes with an original aggregate principal amount of $2,000,000, the principal and accrued interest of which are convertible into 4,083,856 shares of common stock within 60 days of May 16, 2003.

(5)
Based solely on a Schedule 13G filed on January 3, 2003 with the SEC by Valor Capital Management, L.P.

(6)
Based on information received by us from Mr. Garofalo and on a Schedule 13G/A filed on April 14, 2003 with the SEC by Mr. Garofalo. Mr. Garofalo is the controlling stockholder of First Global Technology Corp. ("First Global"), which owns 814,967 of these shares. Mr. Garofalo has sole voting and dispositive power with respect to 1,612,500 of these shares, and Mr. Garofalo and First Global have shared voting and dispositive power with respect to all 814,967 shares.

(7)
Based solely on information received by us from Ms. Fine in April 2003.

(8)
Includes 100,000 shares of common stock issuable pursuant to options, and 50,000 shares of common stock issuable pursuant to warrants held by Mr. Crocker.

(9)
Includes 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner. As such, Dr. Kornman may be deemed the beneficial owner of these shares. Dr. Kornman disclaims beneficial ownership of these shares. Includes 231,531 shares of common stock issuable pursuant to options held by Dr. Kornman.

(10)
Includes 67,000 shares of common stock held in trust for Dr. Reilly's children, 870,500 shares of common stock issuable pursuant to options held by Dr. Reilly and 25,000 shares of common stock issuable pursuant to a warrant held by Dr. Reilly. Dr. Reilly disclaims beneficial ownership of the shares held in trust for his children.

(11)
Includes 254,168 shares of common stock issuable pursuant to options held by Mr. Eloi.

(12)
Consists of 229,168 shares of common stock issuable pursuant to options held by Dr. Martha.

(13)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Crandell does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(14)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Dr. Calvert does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(15)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Guajardo does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(16)
Although appointed as a Series A director by Pyxis Innovations Inc., we have been advised that Mr. Curran does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(17)
See footnotes 9 through 16 above.

CHANGE OF CONTROL

We have entered into financing and related transactions that constitute a change of control. The following descriptions of our Series A Preferred Stock and agreements that we have entered into are summaries and are qualified in their entirety by references to the agreements and Certificate of Designations of the Series A Preferred Stock that we filed as exhibits to our Current Report on Form 8-K filed with the SEC on March 5, 2003, as amended by our Current Report on Form 8-K filed with the SEC on March 11, 2003. You are urged to review the full text of those documents that define the rights of the new investor.

General

In a private placement on March 5, 2003, we entered into a Stock Purchase Agreement (the "Purchase Agreement") with Pyxis Innovations Inc., a Delaware corporation and a subsidiary of Alticor Inc. ("Pyxis"), pursuant to which Pyxis purchased from us 5,000,000 newly-issued shares of our Series A Preferred Stock, par value $.001 per share, for $7,000,000 in cash and $2,000,000 in cash to be paid, if at all, upon our reaching a milestone pursuant to the terms of the Purchase Agreement. The offering was made to Pyxis by way of a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). We have been advised by Pyxis that the source of the cash paid and to be paid was and will be capital contributions from its sole stockholder, Alticor Inc.

The Series A Preferred Stock issued in the private placement is initially convertible into 28,157,683 shares of our common stock reflecting a conversion price of $.2486 per share (or $.3196 per share if the milestone payment is received), subject to weighted average antidilution adjustments. Assuming the conversion of all shares of Series A Preferred Stock, such shares would represent 54.9% of the outstanding shares of our common stock.

Pursuant to the terms of the Purchase Agreement, Pyxis has agreed to refinance certain of our indebtedness in the form of previously issued promissory notes that are held by Pyxis and certain individuals. Convertible promissory notes in the original aggregate principal amount of $2,000,000 issued to Pyxis are convertible into shares of common stock at any time at a conversion price equal to two times the conversion price of the Series A Preferred Stock in effect at that time. As of May 16, 2003, the principal and accrued interest under these convertible promissory notes was convertible into 4,049,141 shares of common stock.

Concurrent with the closing of the Purchase Agreement, we entered into a Research Agreement with an affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. Under the Research Agreement, Pyxis will pay us a total of $5 million over two years. We also entered into a License Agreement with another affiliate of Pyxis, granting an exclusive license of all of our current and future intellectual property, limited to certain uses within the field of nutrigenomics and dermagenomics.

Pursuant to the terms of the Purchase Agreement, we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of shares of our Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. The election of these Series A Directors was effective on March 24, 2003.

Series A Preferred Stock

The Series A Preferred Stock was issued in return for a capital contribution of $7,000,000 and is convertible into shares of common stock at an initial conversion price of $.2486 per share. If we achieve the milestone of entering into a genetics testing agreement with one or more customers with a projected internal rate of return of at least twenty percent (20%) and a payback period of three (3) years or less, Pyxis will make an additional capital contribution of $2,000,000. This subsequent milestone payment will increase the effective conversion price per common stock equivalent share to $.3196 per share, but will have no effect on the number of shares into which the Series A Preferred Stock converts.

The Series A Preferred Stock accrues dividends at the rate of 8% of the original purchase price per year, payable only when, as and if declared by the Board of Directors and are non-cumulative. If we declare a distribution, with certain exceptions, payable in securities of other persons, evidences of indebtedness issued by us or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of our common stock into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of our common stock entitled to receive such distribution.

In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of our assets or surplus funds to the holders of our common stock by reason of their ownership thereof, the amount of two times the then-effective purchase price per share, as adjusted for any stock dividends, combinations or splits with respect to such shares, plus all declared but unpaid dividends on such share for each share of Series A Preferred Stock then held by them. After receiving this amount, the holders of the Series A Preferred Stock shall participate on an as-converted basis with the holders of common stock in any of our remaining assets.

Each share of Series A Preferred Stock is convertible at any time at the option of the holder into a number of shares of our common stock determined by dividing the then-effective purchase price (originally $1.40, or $1.80 if the milestone payment is received, and subject to further adjustment) by the conversion price in effect on the date the certificate is surrendered for conversion. The initial conversion price is $.2486 per share (or $.3196 per share if the milestone payment is received), subject to weighted average antidilution adjustment.

Pyxis has agreed that it will not sell or otherwise transfer its Series A Preferred Stock (or shares of our common stock converted therefrom) to any unrelated third-party until after March 5, 2005.

Each holder of Series A Preferred Stock is entitled to vote its shares of Series A Preferred Stock on an as-converted basis with the holders of common stock as a single class on all matters submitted to a vote of the stockholders, except as otherwise required by applicable law or the Certificate of Designations. This means that each share of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of common stock into which it is convertible on the applicable record date.

We have reserved all authorized but otherwise unissued and unreserved shares of common stock for the conversion of the Series A Preferred Stock. We currently do not have sufficient shares of common stock authorized under our Certificate of Incorporation to cover all shares of common stock that we may be required to issue upon conversion of the Series A Preferred Stock or any of the shares that we may be required to issue upon the conversion of the promissory notes described below. We have agreed to take all such corporate actions as may be necessary to increase the number of authorized but unissued shares of common stock, including engaging in our best efforts to obtain stockholder approval of an amendment of our certificate of incorporation (See the section of this Proxy Statement captioned "Amendment of Our Charter.")

Refinancing of Prior Debts/Promissory Notes; Additional Loans

Pursuant to the terms of the Purchase Agreement, Pyxis has agreed to refinance an aggregate of $2,525,000 principal amount of our indebtedness held by Pyxis and others in the form of previously issued promissory notes. Upon the closing of the Purchase Agreement, we amended promissory notes previously issued to Pyxis, in aggregate principal amount of $2,000,000, with a variable interest rate equal to one percent above the "prime rate," payable on a quarterly basis in cash. These amended notes have a maturity date of December 31, 2007 and are convertible at the option of Pyxis into shares of our common stock at a conversion price of two times the then applicable conversion price of the Series A Preferred Stock. As of May 16, 2003, outstanding principal and interest under these notes would be convertible into 4,049,141 shares of common stock. As previously reported, the terms of the original notes include that they are secured by all of our intellectual property except intellectual property relating to periodontal disease and sepsis.

In connection with issuing the amended notes, we further amended the Note Purchase Agreement and the Security Agreement relating thereto to reflect the above described terms.

In addition, pursuant to the terms of the Purchase Agreement, Pyxis agreed to advance to us prior to August 9, 2003, cash required to repay principal and interest due under promissory notes previously issued in the original aggregate principal amount of $525,000, which accrue interest at an annual rate of 15% and are due on August 9, 2003. We are permitted to repay these notes at any time. At such time as Pyxis advances us an amount equal to principal and interest due under these notes, we will use the proceeds to repay the outstanding notes and will issue to Pyxis a promissory note with the same material terms as the amended notes described above. Pyxis has also agreed to advance us up to $1.5 million in connection with our entering into certain strategic partnerships or research collaborations. We will issue additional promissory notes with the same material terms as the amended notes described above in connection with the $1.5 million advance.

Research and License Agreements

Concurrent with the closing of the Purchase Agreement, we entered into a License Agreement with an affiliate of Pyxis, granting an exclusive license of all of our current and future intellectual property, limited to certain uses within the field of nutrigenomics and dermagenomics. Outside the field of nutrigenomics and dermagenomics, we granted a right of first negotiation for the commercialization of all of our current and future intellectual property into products/services.

We also entered into a Research Agreement with another affiliate of Pyxis, governing the terms of developing and validating nutrigenomic and dermagenomic tests and products. Under the Research Agreement, Pyxis will pay us a total of $5 million over two years. The resulting intellectual property relating to nutrigenomic and dermagenomic products would be owned by the affiliate of Pyxis and we would retain the ownership of its underlying intellectual property and resulting intellectual property relating to nutrigenomic and dermagenomic tests. In addition, we agreed with Pyxis to establish a "science committee" with equal representation from each party to exchange non-confidential information in anticipation of developing mutually beneficial opportunities.

Registration Rights

We have entered into a Registration Rights Agreement with Pyxis. Under this agreement, we are obligated to register for resale the common stock issuable upon the conversion of the Series A Preferred Stock upon demand by Pyxis at any time following the second anniversary of the closing of the Purchase Agreement. Upon such demand, we are obligated to use our reasonable best efforts to have the registration statement registering such securities declared effective within one hundred and twenty (120) days of filing it with the SEC. In addition, we have agreed to grant Pyxis unlimited "piggyback" registration rights following the second anniversary of the closing of the Purchase Agreement along with priority for such registration in certain circumstances.

Changes in Board of Directors

Pursuant to the terms of the Purchase Agreement, we reduced the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of Series A Preferred Stock, the right to appoint four out of five members of our new Board of Directors. Effective immediately prior to the closing under the Purchase Agreement, Edward M. Blair, Jr., Gary L. Crocker, John Garofalo and Thomas A. Moore, each resigned from the Board of Directors. Kenneth S. Kornman also resigned, effective on March 21, 2003. These resignations were a condition to Pyxis entering into the Purchase Agreement and the related transactions. Bert Crandell, George D. Calvert, Beto Guajardo and Thomas R. Curran, Jr. were elected to our Board of Directors as Series A Directors effective March 24, 2003. Philip Reilly, our Chief Executive Officer, will continue to serve as a Director.

We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. Please see the section of this Proxy Statement captioned "Management — Corporate Opportunity Agreement" for a more detailed explanation of this policy.

Changes to Executive Employment Agreements

We also amended existing employment agreements with each of our named executive officers. Effective as of March 5, 2003, the term of our employment agreements with each of Philip R. Reilly, our Chief Executive Officer, Kenneth S. Kornman, our President and Chief Scientific Officer, and Paul Martha, M.D., our Chief Medical and Regulatory Officer, were each extended until March 5, 2006, and the term of our employment agreement with Fenel Eloi, our Chief Financial Officer and Chief Operating Officer, was extended until March 5, 2004. Each of these employment agreements was also amended to provide that each of these individuals will be entitled to receive: (i) a retention bonus of $25,000 if he is still employed by us six months after the closing of the Purchase Agreement and an additional $25,000 if he is still employed by us twelve months after the closing; (ii) the severance benefits set forth in his original agreement upon expiration of the term of the agreement; and (iii) an extension of the period in which he may exercise his stock options if his employment is terminated for good reason or without cause (as defined in the agreement) to two years following such termination. In addition, Dr. Reilly's and Dr. Martha's agreements were amended to make their severance benefits consistent with the other executives' employment agreements; Dr. Reilly's agreement was amended to include the same non-competition provisions contained in the other executives' employment agreements; and Mr. Eloi's agreement was amended to provide that all of his unvested stock options will vest on the involuntary termination of his employment if the termination is at the end of the term of his employment agreement.

MANAGEMENT

We have entered into a Stock Purchase Agreement with Pyxis Innovations Inc., pursuant to which we agreed to reduce the number of directors on our Board of Directors from six to five and granted Pyxis, as the sole holder of Series A Preferred Stock, the right to appoint four out of five members of our Board of Directors. Bert Crandell, George D. Calvert, Beto Guajardo and Thomas R. Curran, Jr., the Series A Directors, have been elected to our Board of Directors by the holder of our Series A Preferred Stock. Philip Reilly, our Chief Executive Officer, continues to serve as a Director. The following information relates to our executive officers and the members of our Board of Directors:

DIRECTORS/OFFICERS	AGE	POSITION
Philip R. Reilly	55	Director, Chairman of the Board and Chief Executive Officer
Bert Crandell	50	Director
George D. Calvert	39	Director
Beto Guajardo	35	Director
Thomas R. Curran, Jr.	44	Director
Kenneth S. Kornman	55	President and Chief Scientific Officer
Fenel M. Eloi	45	Chief Operating Officer and Chief Financial Officer
Paul (Kip) Martha.	49	Chief Medical and Regulatory Officer

Our Board of Directors is divided into three classes, Class I, Class II and Class III. Philip R. Reilly, a Class I director, has been elected to serve until our 2004 Annual Meeting of Stockholders or until his successor is elected and qualified. The Series A Directors will not be apportioned among classes. Each of the four Series A Directors is nominated and elected by Pyxis, as the sole holder of shares of our Series A Preferred Stock. Our officers serve at the discretion of the Board of Directors.

Committees of the Board of Directors and Meetings

We are managed under the direction of the Board of Directors. Our Board of Directors has established five standing committees, Audit, Compensation, Nominating, Strategic Planning and Operations, each as described below:

 Audit Committee.    Our Audit Committee reviews the engagement of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. During fiscal 2002 and until March 5, 2003, the Audit Committee consisted of three directors who have now resigned, each of whom was independent as defined in the listing standards of the NASD: Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. This committee currently has two members, Beto Guajardo (Chairman) and Thomas Curran. None of the current members of the Audit Committee are independent as defined in the listing standards of the NASD. The Audit Committee currently operates under a written charter adopted and approved by the Board of Directors in March 2003. The Audit Committee charter is attached as Appendix A hereto and the report of the Audit Committee is included below.

 Compensation Committee.    The Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants under our 2000 Employee Stock Compensation Plan. During fiscal 2002 and until March 5, 2003, the Compensation Committee consisted of three directors who have now resigned, none of whom was an employee: Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. This committee currently has two members, Bert Crandell and George D. Calvert.

 Nominating Committee.    Our Nominating Committee was formed in March 2003 and has three members, Bert Crandell, Beto Guajardo and Philip R. Reilly. This committee's role, following consultation with all other members of the Board of Directors, is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. Our Nominating Committee will not consider nominees recommended by stockholders.

 Strategic Planning Committee.    Our Strategic Planning Committee was formed in March 2003 and has three members, Bert Crandell, Beto Guajardo and Philip R. Reilly. The Strategic Planning Committee will advise management in the preparation of a Strategic Plan, review and approve the Strategic Plan before its submission to the full Board of Directors for approval, review and approve any additions or changes to the Strategic Plan and set and approve measurement standards consistent with the goals established in the Strategic Plan.

 Operations Committee.    Our Operations Committee was formed in March 2003 and has three members, George D. Calvert, Beto Guajardo and Philip R. Reilly. The Operations Committee will advise management in the preparation of the annual Operating Plan and approve the plan for submission to the Board of Directors. The Operations Committee will also review the plan and assure that the activities established in the plan are reflected in the operating budget.

 Meeting Attendance.    During the fiscal year ended December 31, 2002, the Board of Directors met eight times, the Audit Committee met four times and the Compensation Committee met twice. Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which he was a member.

Compensation of Directors

Directors, other than Series A Directors, who are not employees receive $500 in cash compensation for each meeting of the Board of Directors attended in person and 25,000 fully vested stock options each year. We currently do not have any non-employee directors other than the Series A Directors.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2002, the Compensation Committee consisted of three members, Thomas A. Moore, Edward M. Blair, Jr. and Gary L. Crocker. None of our executive officers serve on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee. There is no family relationship between or among the directors (including the Series A Directors) and executive officers.

Corporate Opportunity Agreement

We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Purchase Agreement, regulates and defines the conduct of certain of our affairs as they may involve Pyxis as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis, and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

REPORT OF AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, has furnished the following report:

        The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee's role and responsibilities are set forth in our charter adopted by the Board, which is attached as Appendix A to this proxy statement. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2002, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Grant Thornton LLP, our independent auditors;

  •
  Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

Members of the Audit Committee Thomas R. Curran, Jr. Beto Guajardo

AMENDMENT OF OUR CHARTER—COMMON STOCK

(Proposal 1)

        The Board of Directors has determined that it is advisable to increase our authorized common stock from 50,000,000 shares to 75,000,000 shares and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to our charter (including the amendment described in this proxy statement as Proposal 2) is attached to this proxy statement as Appendix B.

        As of May 16, 2003, 23,147,191 shares of our common stock were issued and outstanding (excluding treasury shares) and an additional 26,852,809 shares were reserved for issuance upon the conversion of existing securities and the exercise of options granted or authorized under our various stock-based plans. Approximately an additional eight million shares would be required in order to permit the conversion of all existing securities and exercise of options granted or authorized under our various stock-based plans. Accordingly, no shares of common stock are available for future issuance.

        We are contractually obligated to use our best efforts to seek stockholder approval for additional shares sufficient to permit the conversion of the Series A Preferred Stock and the convertible promissory notes held by, or issuable to, Pyxis. This would require an increase in the number of authorized shares of common stock to at least approximately 64 million shares. Additionally, the Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common and preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our charter and the delay and expense incurred in holding special meetings of our stockholders to approve such amendments. Other than as described above, we currently have no plan, commitment, arrangement, understanding or agreement, either oral or written, regarding any issuance of a material number of new shares of our common stock for any purpose. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

        The flexibility of our Board of Directors to issue additional shares of common stock also could enhance our ability to negotiate on behalf of the stockholders in an unfriendly takeover situation. Although it is not the purpose of the proposed amendment to our charter, the authorized but unissued shares also could be used by the Board to discourage, delay or make more difficult a change in control. We are not aware of any pending or proposed effort by any person or entity to acquire control.

        We will not solicit further authorization by vote of the common stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our common stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

        In May 2003, we entered into an agreement with Pyxis Innovations, the sole holder of our Series A Preferred Stock. Pyxis agreed to vote its shares in favor of the proposed amendments to our charter and we agreed that so long as Pyxis or its affiliates own at least 2,000,000 shares of Series A Preferred Stock we will not issue any additional shares of common or preferred stock without Pyxis' prior written consent, except for shares issued:

  •
  upon the exercise or conversion of any convertible securities, options or warrants outstanding as of March 5, 2003;

  •
  to employees, directors or consultants pursuant to a stock option, stock purchase or stock bonus plan, agreement or arrangement approved by our Board of Directors prior to March 5, 2003;

  •
  up to 500,000 shares in connection with equipment leasing arrangements, bank or other institutional loans or strategic research partnerships where the principal purpose is not equity financing;

  •
  as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution; or

  •
  in equity financing transactions approved by a majority of our Series A Directors.

        The affirmative votes of a majority of our common stock outstanding and entitled to vote at the Meeting voting as a separate class and a majority of our common and preferred stock outstanding and entitled to vote at the Meeting voting together on an as-converted basis are required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares of common stock.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THIS AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THIS AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

AMENDMENT OF OUR CHARTER—PREFERRED STOCK

(Proposal 2)

        The Board of Directors has determined that it is advisable to increase our authorized preferred stock from 5,000,000 shares to 6,000,000 shares and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to our charter (including the amendment described in this proxy statement as Proposal 1) is attached to this proxy statement as Appendix B. If Proposal 1 is not approved by stockholders at the Meeting, our Certificate of Incorporation will be amended to change only the authorized number of shares of preferred stock and no change will be made to the authorized number of shares of common stock.

        Our preferred stock may be issued from time to time in one or more series of any number of shares (but not to exceed the total number of shares of preferred stock authorized by our charter). Our Board has the authority to issue the preferred stock as preferred stock of any series and, in connection with the creation of each such series, to fix by resolution the designations, preferences, powers and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of each such series. All of our authorized shares of preferred stock are designated Series A Preferred Stock and are issued and outstanding. Accordingly, no shares of preferred stock are available for future issuance.

        The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our charter and the delay and expense incurred in holding special meetings of our stockholders to approve such amendments. We currently have no plan, commitment, arrangement, understanding or agreement, either oral or written, regarding any issuance of any new shares of our preferred stock for any purpose. However, the Board of Directors believes that having no available unissued shares of preferred stock does not provide sufficient flexibility for corporate action in the future.

        The flexibility of our Board of Directors to issue additional shares of preferred stock also could enhance our ability to negotiate on behalf of the stockholders in an unfriendly takeover situation. Although it is not the purpose of the proposed amendment to our charter, the authorized but unissued shares also could be used by the Board to discourage, delay or make more difficult a change in control. We are not aware of any pending or proposed effort by any person or entity to acquire control.

        We will not solicit further authorization by vote of the common stockholders for the issuance of the additional shares of preferred stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq or any other stock exchange on which our shares may then be listed. The issuance of additional shares of preferred stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our common stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

        In May 2003, we entered into an agreement with Pyxis Innovations, the sole holder of our Series A Preferred Stock. Pyxis agreed to vote its shares in favor of the proposed amendments to our charter and we agreed that so long as Pyxis or its affiliates own at least 2,000,000 shares of Series A Preferred Stock we will not issue any additional shares of common or preferred stock without Pyxis' prior written consent, except for shares issued:

  •
  upon the exercise or conversion of any convertible securities, options or warrants outstanding as of March 5, 2003;

  •
  to employees, directors or consultants pursuant to a stock option, stock purchase or stock bonus plan, agreement or arrangement approved by our Board of Directors prior to March 5, 2003;

  •
  up to 500,000 shares in connection with equipment leasing arrangements, bank or other institutional loans or strategic research partnerships where the principal purpose is not equity financing;

  •
  as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution; or

  •
  in equity financing transactions approved by a majority of our Series A Directors.

        The affirmative votes of a majority of our preferred stock outstanding and entitled to vote at the Meeting voting as a separate class and a majority of our common and preferred stock outstanding and entitled to vote at the Meeting voting together on an as-converted basis is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares of preferred stock. As a result of Pyxis' agreement to vote in favor of this proposal, its approval is assured.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THIS AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THIS AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal 3)

        Our Board of Directors has appointed Grant Thornton LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2003. The Board proposes that the stockholders ratify this appointment. Grant Thornton audited our financial statements for the fiscal year ended December 31, 2002. We expect that representatives of Grant Thornton will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        On June 28, 2002, our Board of Directors, upon the approval of the Audit Committee, dismissed Arthur Andersen LLP as our independent public accountants. Arthur Andersen's reports on our consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification with respect to their audit report on our financial statements for the fiscal year ended December 31, 2001. In connection with its audits for our fiscal years ended December 31, 2001 and 2000 and its review of our financial statements for the quarter ending March 31, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with Arthur Andersen's report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K through the date of this report. We provided Arthur Andersen with a copy of the foregoing disclosures.

  Audit Fees

        We paid Grant Thornton a total of $35,000 for their audit of our annual financial statements for the fiscal year ended December 31, 2002 and for their review of our Quarterly Reports on Form 10-Q filed during the last fiscal year.

  All Other Fees

        There were no other fees billed by Grant Thornton for services rendered during 2002.

        In the event the stockholders do not ratify the appointment of Grant Thornton as our independent public accountants, the Board of Directors will reconsider its appointment.

        The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting, voting together on an as-converted basis, is required to ratify the appointment of the independent public accountants.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2004, stockholder proposals must be received no later than February 25, 2004. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than May 24, 2004. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452.

Waltham, Massachusetts
June 24, 2003

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available to beneficial owners of our common stock without charge upon written request to Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, MA 02452.

APPENDIX A - CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

I.    PURPOSE

        The Audit Committee is a standing committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities for accounting and financial reporting compliance, including reviewing the financial information provided to the stockholders and others, the Corporation's accounting policies, disclosure controls and procedures and internal accounting and financial controls, and the audit process. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. In exercising its business judgment, the Audit Committee will rely on the information and advice provided by the Company's management and/or its independent auditor.

II.    COMPOSITION

        The Audit Committee shall be comprised of two or more directors as determined by the Board. Each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation, or (ii) be an employee of the Corporation or any subsidiary thereof.

        All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Audit Committee, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

        The members of the Audit Committee and the Audit Committee Chair shall be designated annually by the Board and shall serve at the pleasure of the Board.

III.    MEETINGS

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should meet with the independent auditors and management quarterly to review the Corporation's financials in accordance with Section IV.3 below.

IV.    RESPONSIBILITIES AND DUTIES

        The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment (and where appropriate, replacement), compensation, and oversight of the work of the independent auditor employed by the Corporation (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

  1.
  Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

  2.
  Review with management and the independent auditors the Corporation's annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditors regarding the acceptability and quality of the Corporation's accounting principles and policies, how the Corporation's accounting policies compare with the industry and other matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

  3.
  Review with management and the independent auditors the Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  4.
  Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditors

  5.
  Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditors.Approve in advance all auditing services and permitted non-audit services, except where such non-audit services are determined to be de minimus under the Exchange Act if such services were not recognized by the Corporation at the time of the engagement to be non-audit services and such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

  6.
  Oversee independence of the independent auditors by:

  •
  receiving from, and reviewing and discussing with, the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

  •
  reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

  •
  recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence; and

  •
  ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit, does not perform audit services for the Corporation for five (5) or more consecutive fiscal years.

  7.
  Obtain from the independent auditor assurance that no reporting contemplated by Section 10A of the Securities Exchange Act of 1934 (concerning required response by the independent auditor to audit discoveries) is required.

  8.
  Review any reports on the independent auditors issued by the Public Company Accounting Oversight Board annually, if and when such reports are issued.

Financial Reporting Process

  9.
  In consultation with the independent auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The audit committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements or the performance and independence of the independent auditors.

  10.
  Establish regular systems of reporting to the Audit Committee by each of management, and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

  11.
  Regularly review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

  12.
  Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

  13.
  Discuss with the independent accountant periodically whether all material correcting adjustments identified by the outside auditor in accordance with generally accepted accounting principles and the rules of the SEC are reflected in the Corporation's financial statements.

Legal Compliance/General

  14.
  Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  15.
  Report Audit Committee actions to the board of directors with such recommendations as the Committee may deem appropriate, and shall make recommendations to the Board of Directors with respect to initiating investigations into any matters within the Audit Committee's scope of responsibilities.

  16.
  Maintain minutes or other records of meetings and activities of the Audit Committee.

  17.
  When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  18.
  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  19.
  Approve and administer a code of ethics for senior financial officers and such other employees and agents of the Corporation as it determines.

  20.
  Oversee the Corporation's disclosure controls and procedures.

  21.
  Perform any other activities consistent with this Charter, the Corporation's By-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  22.
  Prepare a report of the Audit Committee for inclusion in the proxy statement for the Corporation's annual meeting of shareholders at which directors are to be elected.

The Audit Committee's responsibility is oversight. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures.

Revised: May 20, 2003

APPENDIX B - FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
INTERLEUKIN GENETICS, INC.

        It is hereby certified that:

FIRST:	The name of the corporation is Interleukin Genetics, Inc. (the "Corporation").
SECOND:
The Certificate of Incorporation of the Corporation, as amended to date is hereby further amended by striking out the first paragraph of Article IV in its entirety and by substituting in lieu thereof the following:

"ARTICLE IV. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 81,000,000 shares, consisting of 75,000,000 shares of common stock, $.001 par value per share (the "Common Stock") and 6,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock")."
THIRD:	The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Kenneth Kornman, its President, this _____day of __________, 2003.

INTERLEUKIN GENETICS, INC.
By:
Kenneth Kornman President

B-1

DETACH PROXY CARD HERE

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JULY 23, 2003

INTERLEUKIN GENETICS' BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June 24, 2003 in connection with the Annual Meeting of Stockholders of Interleukin Genetics, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, July 23, 2003 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111 and hereby appoints Philip R. Reilly and Fenel M. Eloi, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2 and 3.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

(continued, and to be dated and signed on other side)

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.
Proposal to approve the amendment to the Company's Certificate of Incorporation to increase from 50,000,000 to 75,000,000 the aggregate number of shares of common stock authorized for issuance.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
Proposal to approve the amendment to the Company's Certificate of Incorporation to increase from 5,000,000 to 6,000,000 the aggregate number of shares of preferred stock authorized for issuance.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☒    Please mark votes as in this example.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

THANK YOU FOR VOTING.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date: ____________________________, 2003

Signature

Signature

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PROXY STATEMENT JUNE 24, 2003
NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE OF CONTROL
MANAGEMENT
REPORT OF AUDIT COMMITTEE
AMENDMENT OF OUR CHARTER—COMMON STOCK
(Proposal 1)
AMENDMENT OF OUR CHARTER—PREFERRED STOCK
(Proposal 2)
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal 3)
OTHER MATTERS
STOCKHOLDER PROPOSALS
APPENDIX A - CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B - FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
INTERLEUKIN GENETICS' BOARD OF DIRECTORS SOLICITS THIS PROXY
PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE! Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
THANK YOU FOR VOTING.